UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 14, 2023

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

(a) Credit Agreement

On April 14, 2023, Lennox International Inc. (the “Company”) entered into the First Amendment (the “First Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, which amended the Credit Agreement, dated as of July 14, 2021 (as amended by the First Amendment, the “Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto. Capitalized terms used in this subsection (a) that are not otherwise defined in this subsection (a) are as defined in the Credit Agreement.

The First Amendment amends the Credit Agreement such that, among other things, (i) the revolving loans made under the Credit Agreement bear interest at a rate per annum equal to (a) in the case of ABR Loans, the Alternate Base Rate plus the Base Rate Margin, (b) in the case of Term Benchmark Loans for the Interest Period applicable thereto, the Term Benchmark Margin plus (1) the Adjusted AUD Rate, (2) the Adjusted CDOR Rate, (3) the Adjusted Term SOFR Rate or (4) the Adjusted EURIBOR Rate, as applicable, (c) in the case of Daily Term SOFR Loans for the Interest Period applicable thereto, the Daily Term SOFR Margin plus the Adjusted Daily Term SOFR Rate, (d) in the case of RFR Loans, the RFR Margin plus the Daily Simple RFR, and (e) in the case of Daily Simple SOFR Loans (but only in the case such rate is in effect pursuant to Section 8.1 of the Credit Agreement), the Daily Simple SOFR Margin plus the Adjusted Daily Simple SOFR; and (ii) the swingline loans made under the Credit Agreement bear interest, at the Company’s election, at a rate per annum equal to (a) the Alternate Base Rate plus the Base Rate Margin or (b) the Adjusted Daily Simple SOFR plus the Daily Simple SOFR Margin. The Applicable Margin is based on Moody’s, S&P’s and Fitch’s ratings for the Company’s long-term senior unsecured debt and ranges from 0.00% to 0.75% for ABR Loans and 1.00% to 1.75% for Term Benchmark Loans, Daily Term SOFR Loans, RFR Loans and Daily Simple SOFR Loans. The unused revolving commitment fees payable under the Credit Agreement are also based on these ratings and range from 0.10% to 0.275%. The Company may prepay the loans at any time without premium or penalty, subject to certain limitations, other than customary breakage costs in the case of Term Benchmark Loans and Daily Term SOFR Loans.

The First Amendment does not give effect to any other material changes to the terms and conditions of the Credit Agreement, including with respect to the scheduled maturity of the loans outstanding under the Credit Agreement (which remains July 14, 2026), the representations and warranties, events of default, or affirmative or negative covenants.

A copy of the First Amendment is filed as Exhibit 10.1 hereto. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is incorporated by reference in this subsection (a).

(b) Receivables Purchase Agreement

On April 14, 2023, Lennox Industries Inc., LPAC Corp., and the Company entered into an amendment (“Amendment No. 12”) to the Amended and Restated Receivables Purchase Agreement, initially dated as of November 18, 2011 (as amended and restated, the “Receivables Agreement”), with Victory Receivables Corporation, as a Purchaser, MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for the Investors, the purchaser agent for the MUFG Purchaser Group and a MUFG Liquidity Bank, Wells Fargo Bank, National Association, as the purchaser agent for the WFB Purchaser Group and a WFB Liquidity Bank, and PNC Bank, National Association, as the purchaser agent for the PNC Purchaser Group and a PNC Liquidity Bank. Capitalized terms used in this subsection (b) that are not otherwise defined in this subsection (b) are as defined in the Receivables Agreement.

Under Amendment No. 12, (i) the interest rate used to calculate the Bank Rate, which is used to determine the Earned Discount paid to any Purchaser who purchases Asset Interests using Liquidity Funding, was revised to replace LIBOR with Term SOFR, and (ii) applicable technical and conforming changes were made thereto. Amendment No. 12 does not give effect to any other material changes to the terms and conditions of the Receivables Agreement.

A copy of Amendment No. 12 is filed as Exhibit 10.2 hereto. The foregoing description of Amendment No. 12 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 12, which is incorporated by reference in this subsection (b).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	First Amendment of the Credit Agreement, dated as of April 14, 2023, among Lennox International Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Amendment No. 12 to Amended and Restated Receivables Purchase Agreement, dated as of April 14, 2023, among LPAC Corp., as the Seller, Lennox Industries Inc., as the Master Servicer, Lennox International Inc., Victory Receivables Corporation, as a Purchaser, MUFG Bank, Ltd., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent for the Investors, the purchaser agent for the MUFG Purchaser Group and a MUFG Liquidity Bank, Wells Fargo Bank, N.A., as the purchaser agent for the WFB Purchaser Group and a WFB Liquidity Bank, and PNC Bank, N.A., as the purchaser agent for the PNC Purchaser Group and a PNC Liquidity Bank, including attachments.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary

Dated: April 18, 2023